UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 10, 2013

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Nevada	001-34591	90-0648920
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 51083397559

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, New York 10105-0302
Phone: (212) 370-1300
Fax: (646) 895-7182
E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On December 10, 2013, the Company held its 2013 annual meeting of stockholders. The matters voted upon were the election of directors, a non-binding advisory vote on the Company’s 2013 executive compensation, a non-binding advisory vote recommending the frequency of advisory votes on executive compensation and the approval of an amendment to the Company’s 2010 Long-Term Incentive Plan.

Each of the nominees for director recommended by the nominating committee and approved by the board of directors was elected.  The results of the voting for the members of the board of directors were as follows:

Name	Votes For	Votes Withheld
Jianhua Wu	1,306,054	13,210
Fu Ren Chen	1,301,849	17,415
Xi Lui	1,301,769	17,495
Baowen Wang	1,301,869	17,395
Tianziang Zhou	1,306,034	13,230

The proposal to approve, by a non-binding vote, executive compensation for 2012 was approved by a vote of 1,292,917 shares in favor, 21,446 shares against and 4,901 shares abstaining.

The non-binding votes on the frequency of votes on executive compensation was approved for three years.  The vote for the frequency was as follows:

Frequency	Votes
One year	56,813
Two Years	38,203
Three Years	1,213,864
Abstain	10,384

Based on the stockholder vote, the Company will request a non-binding advisory vote on executive compensation every three years.

The amendment to the 2010 Long-Term Incentive Plan was approved by a vote of 1,273,160 shares in favor, 41,169 shares against and 4,935 shares abstaining.

Item 7.01   Regulation FD Disclosure.

On December 10, 2013, the Company issued a press release announcing the results of the 2013 annual meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits.

99.1        Press release issued December 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2013

By:	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer